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                               NATIONS FUNDS TRUST
                            CORPORATE BOND PORTFOLIO
                      MORTGAGE- AND ASSET-BACKED PORTFOLIO
                              HIGH INCOME PORTFOLIO
                           (COLLECTIVELY THE "FUNDS")

                        SUPPLEMENT DATED JANUARY 1, 2003
                       TO PROSPECTUS DATED AUGUST 28, 2002

        The prospectus for the Funds is hereby supplemented as follows:

        1. Banc of America Capital Management, LLC (BACAP) is replacing Banc of America Advisors, LLC (BA Advisors) as the investment adviser to the Funds. As a result of this transition, BACAP no longer serves as sub-adviser to the Funds and all references to BA Advisors as the investment adviser to the Funds should be replaced throughout the prospectus, as appropriate, with BACAP. BACAP will not receive any fee for its investment advisory services. All disclosures throughout the prospectus providing background information about BACAP in the context of its role as sub-adviser now should be applied to BACAP's role as primary investment adviser.

        2. BA Advisors is changing its name to BACAP Distributors, LLC (BACAP Distributors) and is replacing Stephens Inc. (Stephens) as the Funds' distributor. BACAP Distributors is a registered broker/dealer located at One Bank of America Plaza, Charlotte, North Carolina 28255. BACAP Distributors, an affiliate of the Funds, is a wholly-owned subsidiary of Bank of America, N.A., which is owned by Bank of America Corporation. All references to Stephens as distributor throughout the prospectus should be replaced with BACAP Distributors accordingly.

        3. BA Advisors and Stephens are no longer co-administrators of the Funds, and BACAP Distributors is the Funds' sole administrator. BACAP Distributors will not receive any fees for its services as administrator. All references to Stephens and BA Advisors in their roles as co-administrators throughout the prospectus should be replaced with BACAP Distributors accordingly.